Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

29. Subsequent Events

On February 4, 2019, the Company issued US$650,000 aggregate principal amount of 4.50% Convertible Senior Notes due 2024 (the “2024 Notes”). The initial purchasers of the 2024 Notes were granted an option to purchase, exercisable within a 30-day period, up to an additional US$100 million principal amount of the 2024 Notes. The initial purchasers of the 2024 Notes have exercised the option in full by purchasing US$51,773 aggregate principal amount of the 2024 Notes on February 15, 2019 and US$48,227 aggregate principal amount of the 2024 Notes on February 28, 2019.

On January 30, 2019, in connection with the pricing of the 2024 Notes, the Company entered into capped call transactions. On February 15, 2019 and February 26, 2019, the Company entered into additional capped call transactions. The Company used a portion of the net proceeds of the 2024 Notes to pay the cost of such transactions. The cap price of these capped call transactions is initially US$14.92 per ADS and is subject to adjustment under the terms of the capped call transactions.

On January 30, 2019, in connection with the pricing of the 2024 Notes, the Company also entered into privately negotiated zero-strike call option transactions and used a portion of the net proceeds of the 2024 Notes to pay the aggregate premium under such transactions. Pursuant to the zero-strike call option transactions, the Company purchased in the aggregate approximately 26.8 million ADSs.